EXIHIBIT  4.0


                            SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  D.C.  20549

                           ___________________________


                                    FORM  8-K

                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE

                       SECURITIES  AND  EXCHANGE  ACT  OF  1934

       DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED) NOVEMBER 25, 2002

                            SECURITY  BIOMETRICS,  INC.
          ------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

              NEVADA                    0-30711                88-0209119
       --------------------          -------------         ----------------
(State  or  other  jurisdiction  of      (Commission            (IRS  Employer
     of  incorporation)              File  Number)          Identification  No.)


         1410  -  1030  WEST  GEORGIA  STREET,  VANCOUVER,  BC,  CANADA  V6E 2Y3
    ------------------------------------------------------------------------
        (Address  of  principal  executive  offices                  (Zip  Code)


  Registrant's  telephone  number,  including area code:            604-609-7749
                                                                --------------


                                 NOT  APPLICABLE
      ---------------------------------------------------------------------
         (Former  name  or  former  address,  if  changed  since  last  report.)

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ITEM  4.  CHANGES  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS  ON  ACCOUNTING AND
          ----------------------------------------------------------------------
          FINANCIAL      DISCLOSURE
          -------------------------

     (a)(1)(i) On November 25, 2002, Moffitt & Company P.C. (the "Former Accountant") resigned as our principal accountants.

     (ii) The Former Accountant's reports on the financial statements for the fiscal years ended June 30, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The  Audit  Committee   of   our   Board  of  Directors  approved the
resignation  by  the  Former  Accountant.

     (iv)(A)During the last two fiscal years preceding the Former Accountant's dismissal, there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     (B)  Not  applicable.

     (a)(2) On December 5, 2002, we engaged Amisano Hanson Chartered Accountants (the "New Accountant") as our principal accountants to audit our financial statements. The engagement of the New Accountant was approved by the Audit Committee of our Board of Directors and by the Board of Directors

     (a)(3) A letter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the statements made by us in this report has been filed as an exhibit to this report.


Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

(a)     Financial  Statements.

                Not  applicable.


(b)    Exhibits.

      16.1.     Letter  from  Moffitt  &  Company  P.C.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                                   SECURITY  BIOMETRICS,  INC.



                                                   By:     /s/  David  Alexander
                                                   -----------------------------
                                                                David  Alexander
                                                         Chief Financial Officer


Dated:  December  9,  2002
        Vancouver,  British  Columbia


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